UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2006

ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26679	04-3141918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 First Street, Cambridge, Massachusetts	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (617) 386-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01      Regulation FD Disclosure
     On March 15, 2006, we reaffirmed the financial guidance for 2006 contained in our earnings release for the fourth quarter of 2005, originally issued on January 31, 2006, as follows:
     “For 2006, the company expects to grow revenue to a range of $97 million to $105 million. In 2006, ATG will be required to begin expensing stock-based compensation in accordance with Financial Accounting Standards Board Statement No. 123R (123R). For 2006, ATG currently anticipates a $3 million to $4 million non-cash expense from the implementation of 123R. ATG anticipates GAAP net income for the year ending December 31, 2006 of $6 million to $9 million, including the impact of 123R.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.
Date: March 16, 2006	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley
Chief Financial Officer